                                                                       10-K 1999
                                                                  Exhibit 24 (i)

                               Power of Attorney
                               -----------------

          Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 1999, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.


____________________________________       ____________________________________
  Don E. Ackerman                            William T. McCormick, Jr.
  Director                                   Director

____________________________________       ____________________________________
  D. Euan Baird                              Didier Primat
  Director                                   Director
  Chairman, President
  and Chief Executive Officer
                                                       /s/
____________________________________       ------------------------------------
  John Deutch                                Nicolas Seydoux
  Director                                   Director

____________________________________       ____________________________________
  Victor E. Grijalva                         Linda G. Stuntz
  Director                                   Director
  Vice Chairman

____________________________________       ____________________________________
  Denys Henderson                            Sven Ullring
  Director                                   Director

____________________________________       ____________________________________
  Andre Levy-Lang                            Yoshihiko Wakumoto
  Director                                   Director


   Date    January 19, 2000
        ------------------------

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